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                                                                   EXHIBIT 10.44

                      THE DELICIOUS FROOKIE COMPANY, INC.
                           2720 River Road, Suite 126
                          Des Plaines, Illinois 60018

                                                                October 21, 1997

Investors to be listed on Schedule A to
the Common Stock and Option Purchase Agreement

             Re:  Registration Rights
                  -------------------

Dear Investors:

          The Delicious Frookie Company, Inc. ("Company") hereby agrees to provide to each Investor who becomes a party to the Common Stock and Option Purchase Agreement among Richard S. Worth, Randye Worth, each of the Investors listed on Schedule A thereto and the Company ("Stock and Option Agreement"), the following registration rights with respect to any Shares and Option Shares underlying Options (as defined in the Stock and Option Agreement) purchased by such Investors pursuant to the Stock and Option Agreement. By executing a Counterpart Signature Page to the Stock and Option Agreement, each Investor signifies its acceptance of such registration rights and all other rights and obligations of Investors described in this letter.

     A. REGISTRATION IN IPO.

          (1) GRANT OF RIGHT. The Shares and the Option Shares (together, the "Registrable Securities") shall be registered for resale in the registration statement under the Securities Act ("Registration Statement") filed with the Securities and Exchange Commission ("Commission") in connection with the Company's initial public offering of securities ("Specified IPO") to be managed by Network 1 Financial Securities, Inc. ("Network 1"), as described in the letter of intent dated May 21, 1997, as amended October 20, 1997 ("Letter of Intent") between and the Company.

          (2) TERMS. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Investors shall pay any and all underwriting commissions and the fees and expenses of any legal counsel selected by the Investors to represent them in connection with the sale of the Registrable Securities. The Company agrees to use its best efforts to qualify or register the Registrable Securities in such States as are reasonably requested by Network 1; provided, however, that in no event shall the Company be required to register the Registrable Securities in a State in which such registration would cause (i) the Company to be obligated to register or license to do business in such State, or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any registration statement filed pursuant to the rights granted under Paragraph A(1) to remain effective, and any State qualifications or registrations obtained or filed pursuant to this Paragraph A(2) to continue in effect, until all of the Registrable Securities covered by such Registration Statement have been sold.

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Investors to be listed on Schedule A to
the Common Stock and Option Purchase Agreement
October 21, 1997
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     B.   "PIGGY-BACK" REGISTRATION.

          (1) GRANT OF RIGHT. In addition to the right of registration set forth in Paragraph A, the Investors shall have the right until the date which is seven years after the Closing Date (as defined in the Stock and Option Agreement) to include any of the Registrable Securities as part of any other registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Form S-8 or any equivalent form), provided, however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering, the inclusion of the Registrable Securities, when added to the securities being registered by the Company or the selling stockholder(s), will exceed the maximum amount of the Company's securities which can be marketed
(i) at a price reasonably related to their then current market value, or (ii) without materially and adversely affecting the entire offering, the Company shall nevertheless register all or any portion of the Registrable Securities required to be so registered but such Registrable Securities shall not be sold by the Investors until 180 days after the registration statement for such offering has become effective and provided further that, if any securities are registered for sale on behalf of other stockholders in such offering and such stockholders have not agreed to defer such sale until the expiration of such 180 day period, the number of securities to be sold by all stockholders in such public offering during such 180 day period shall be apportioned pro rata among all such selling stockholders, including all holders of the Registrable Securities, according to the total amount of securities of the Company owned by said selling stockholders, including all holders of the Registrable Securities.

          (2) TERMS. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Investors shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Investors to represent them in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then holders of outstanding Options and Registrable Securities with not less than thirty days' written notice prior to the proposed date of filing of such registration statement. Such notice shall continue to be given for each registration statement filed by the Company until the earlier of (i) such time as all of the Registrable Securities have been sold by the holders thereof or
(ii) the expiration of the "piggy-back" rights provided for herein. The holders of the Options and Registrable Securities shall exercise the "piggy-back" rights provided for herein by giving written notice, within twenty days of the receipt of the Company's notice of its intention to file a registration statement. The Company shall cause any registration statement filed pursuant to the above "piggy-back" rights to remain effective until all of the Registrable Securities covered by such registration statement have been sold. Notwithstanding the provisions of this Paragraph B, the Company shall have the right at any time after it shall have given written notice of its intention to file a registration statement (irrespective of whether a written request for inclusion of any Registrable Securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

C.   GENERAL TERMS.

          (1) INDEMNIFICATION. The Company shall indemnify the holder(s) of the Registrable Securities to be sold pursuant to any registration statement hereunder ("Holder(s)") and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against
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Investors to be listed on Schedule A to
the Common Stock and Option Purchase Agreement
October 21, 1997
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all loss, claim, damage, expense or liability (including all reasonable attorney's fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) such registration statement; or (ii) any application or other document or written communication (in this Paragraph C collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Registrable Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency. Nasdaq or any securities exchange; or the omission, or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to the Holder(s) by or on behalf of the Holder(s) expressly for use in such registration statement or in any application, as the case may be. The Company agrees promptly to notify the Holder(s) of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Registrable Securities or in connection with the registration statement or any application. The Holder(s) and their successors and assigns shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorney's fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, with respect to such Holders, in writing, for specific inclusion in such registration statement or any application.

            (2) ELIMINATION OF REGISTRATION RIGHTS. Notwithstanding anything to the contrary in Paragraph B hereof, no holders of Registrable Securities shall be entitled to have such securities registered under the Securities Act if, in the opinion of counsel to the Company, they may be sold without restriction pursuant to Rule 144(k) promulgated under the Securities Act and any restrictive legends under the Securities Act are removed from the certificates representing such securities and any stop transfer order for such certificates is removed.

            (3) SUCCESSORS AND ASSIGNS. The registration rights granted to the Investors hereunder inure to the benefit of all the Investors' successors, heirs, pledges, assignees, transferees and purchasers of the Shares, Options and Option Shares.

                                  Very truly yours,

                                  THE DELICIOUS FROOKIE COMPANY,INC.



                                  By: /s/
                                     -----------------------------------------
                                     Michael J. Kirby, Chief Executive Officer